UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 7, 2004

                            NOVA COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)



          NEVADA                        333-82608                 95-4756822
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)



370 AMAPOLA AVE. # 202, TORRANCE, CALIFORNIA                      90501
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(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (310) 642-0200


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01   Other Events

         The Company has been informed by NASDAQ that the Company's reverse stock split of its common stock as previously announced will be effective as of October 8, 2004. The Company's stock symbol will be changed to NVAC effective October 8, 2004.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  Nova Communications Ltd.

                                                  By: /s/ Kenneth D. Owen
                                                        President
Dated: October 7, 2004.